UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

NORTHWEST PIPE COMPANY
(Exact name of registrant as specified in its charter)

Oregon	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100
Vancouver, WA 98684
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

In a Current Report on Form 8‑K (the “Original Report”) filed by Northwest Pipe Company (the “Company”) with the Securities and Exchange Commission on October 6, 2021 the Company reported the completion of the following acquisition:

On October 5, 2021, Northwest Pipe Company and EBSR, LLC, a Texas limited liability company (“Seller”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), by and among the Company, Seller, the equity holders of Seller, and Park Environmental Equipment, LLC, a Texas limited liability company (“ParkUSA”) pursuant to which the Company agreed to purchase from Seller all of the issued and outstanding membership interests of ParkUSA (the “Acquisition”). ParkUSA is a precast concrete and steel fabrication-based company that develops and manufactures water, wastewater, and environmental solutions. The Purchase Agreement includes customary representations, warranties, covenants, and agreements by the parties, including mutual indemnification obligations. The Acquisition was completed on October 5, 2021. The purchase price was approximately $87.4 million, net of cash acquired, and is subject to a post-closing adjustment based on changes in net working capital.

The Company hereby amends the Original Report to include in Item 9.01 thereof required financial statements and pro forma financial information.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired

The audited financial statements of Park Environmental Equipment, Ltd as of and for the year ended December 31, 2020, and the independent auditor’s report thereon are filed as Exhibit 99.1 to this Form 8‑K/A and are incorporated herein by reference.

The unaudited financial statements of Park Environmental Equipment, LLC as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and 2020, as well as the accompanying notes thereto, are filed as Exhibit 99.2 to this Form 8‑K/A and are incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information and explanatory notes of Northwest Pipe Company and Park Environmental Equipment, LLC as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020 is filed as Exhibit 99.3 to this Form 8‑K/A and is incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Armanino LLP, filed herewith

99.1	Audited financial statements of Park Environmental Equipment, Ltd as of and for the year ended December 31, 2020 and the independent auditor’s report thereon

99.2	Unaudited financial statements of Park Environmental Equipment, LLC as of September 30, 2021 and December 31, 2020 and for the nine months ended September 30, 2021 and 2020

99.3	Unaudited pro forma condensed combined financial information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 22, 2021.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins
Senior Vice President, Chief Financial Officer, and Corporate Secretary